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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 6, 2007 (June 29, 2007)

                                 ROCKETINFO INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                    0-26373               98-0196717
-----------------------------    -----------------------   --------------------
(State or other jurisdiction      Commission File Number    (IRS Employer
      of incorporation)                                     Identification No.)


   3101 West Coast Highway, Suite 210, Newport Beach, CA          92660
   -----------------------------------------------------       ----------
      (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (949) 548-0223


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 3.02 Unregistered Sale of Securities.
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On June 29,  2007,  the  Company  issued  5,433,817  units  ("Units")  to twelve investors, with each Unit consisting of 1 share of common stock, par value $0.001 per share ("Common Stock") and one warrant "(Warrant") to purchase a share of Common Stock at an exercise price of $0.20 per share. The form of Warrant issued as part of the Units is included in this Current Report as
Exhibit 4.1.

The Units were issued for $672,306.75 in cash and upon the conversion of three promissory notes in the aggregate amount of $142,765.76.


Both of the offering and the sale of the Units were conducted pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereunder and/or Regulation D and Rule 506 thereunder. No placement agent or underwriter was used in connection with either the offering or the sale of the Units and there is no commission, finder's fee or other compensation due or owing to any party as a result of the transactions described herein

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Item 9.01.  Exhibits
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    4.1           Form of Warrant



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ROCKETINFO INC.
(Registrant)
By:            /s/  Phil Bode
-----------------------------
               Phil Bode, CEO

Date: July 6, 2007